Exhibit 99.3

IBM 4Q 2018 Earnings January 22, 2019 ibm.com/investor

Forward Looking Statements and Non-GAAP Information 2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on January 22, 2019. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/4q18.html

Overview 3 4Q18 FY18 $21.8B $79.6B Revenue $ 4.87 $13.81 Operating EPS $11.9B Free Cash Flow y Full year performance reflects growth in revenue, operating pre-tax income, and operating earnings per share Continued growth in high value offerings that address hybrid cloud and analytics/AI y - - - Strong software performance with growth across Cognitive Solutions and Integration Software Services revenue growth and margin expansion led by consulting Cloud driven by as-a-Service growth of 21% @cc in the fourth quarter y Improved margin performance throughout the year; expanded gross and pre-tax margin in the fourth quarter Announced Red Hat acquisition to accelerate leadership in hybrid cloud y

Key Financial Metrics 4 • • • • Revenue growth in software and services, offset by IBM Z product cycle (3 point impact) Gross and pre-tax margin expansion, led by services Net income and operating earnings per share reflects yr/yr tax headwinds Free cash flow performance supports investment and shareholder returns B/(W) B/(W) Revenue growth rates @CC, $ in billions except for EPS Cash Highlights 4Q18 FY Free Cash Flow (excl. GF Receivables) $6.5 $11.9 Share Repurchase (Gross) $2.0 $4.4 Dividends $1.4 $5.7 Cash Balance @ Dec 31 $12.2 P&L Highlights 4Q18 Yr/Yr Revenue $21.8 (1%) Cognitive Solutions 2% Global Business Services 6% Technology Svcs & Cloud Platforms Flat Systems (20%) GP - Operating $10.8 (3%) Expense - Operating $5.7 5% PTI - Operating $5.0 (1%) NI - Operating $4.4 (8%) EPS - Operating $4.87 (5%) P&L Ratios (Operating) 4Q18 Yr/Yr GP Margin 49.5% 0.1 pts Expense E/R 26.4% 0.5 pts PTI Margin 23.1% 0.5 pts Tax Rate 12.2% (6.1 pts) NI Margin 20.3% (0.9 pts)

Cognitive Solutions Segment 5 Segment Revenue Elements Solutions Software +3% Yr/Yr Transaction Processing Software +1% Yr/Yr Highlights • • Solutions Software growth led by analytics and AI offerings Transaction Processing Software growth reflects clients’ long-term commitment to our platform Pre-tax margin expansion driven by revenue growth, operating efficiencies, and mix Announced divestiture of select products, improves revenue profile over time • • Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Cognitive Solutions 4Q18 Yr/Yr Strategic Imperatives $3.7 9% Cloud $0.7 5% as-a-Service annual run rate $2.0 Segment Results 4Q18 Yr/Yr Revenue (External) $5.5 2% PTI $2.4 7% PTI Margin 40.3% 2.9 pts

Global Business Services Segment 6 Segment Revenue Elements Consulting +10% Yr/Yr Application Management +4% Yr/Yr Global Process Services +5% Yr/Yr Highlights • Strong revenue performance, with growth across all three business areas Consulting growth driven by Digital Strategy, CRM, and next generation Enterprise Application offerings Gross margin expansion driven by operating leverage, mix to higher value offerings and productivity • • Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Global Business Services 4Q18 Yr/Yr Strategic Imperatives $2.9 14% Cloud $1.4 34% as-a-Service annual run rate $2.1 Segment Results 4Q18 Yr/Yr Revenue (External) $4.3 6% Gross Margin (External) 27.6% 3.0 pts PTI $0.6 73% PTI Margin 12.9% 5.2 pts

Technology Services and Cloud Platforms Segment 7 Segment Revenue Elements Infrastructure Services Flat Yr/Yr Integration Software +4% Yr/Yr Technical Support Services (3%) Yr/Yr Highlights • Continued momentum in hybrid cloud with signings growth and increased adoption of IBM Cloud Private Gross margin expansion driven by productivity Continued investment to capture hybrid cloud opportunity • • Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 4Q18 Yr/Yr Strategic Imperatives $3.2 13% Cloud $2.4 22% as-a-Service annual run rate $8.0 Segment Results 4Q18 Yr/Yr Revenue (External) $8.9 Flat Gross Margin (External) 42.3% 1.5 pts PTI $1.4 (3%) PTI Margin 15.2% (0.2 pts)

Systems Segment 8 Segment Revenue Elements Systems Hardware (23%) Yr/Yr Operating Systems Software (3%) Yr/Yr Highlights Strategic Imperatives Revenue within Systems • IBM Z performance reflects expected wrap on robust 4Q17, continued strong demand for new workloads Power strength driven by POWER9 adoption Margin dynamics reflect mix headwind from IBM Z Strategic Imperatives • • Cloud Revenue growth rates @CC, $ in billions 4Q18 Yr/Yr $1.6 (22%) $1.1 (31%) Segment Results 4Q18 Yr/Yr Revenue (External) $2.6 (20%) PTI $0.6 (39%) PTI Margin 19.3% (6.5 pts)

Cash Flow and Balance Sheet Highlights 9 • Full-year free cash flow performance reflects expected yr/yr headwinds in capex, working capital, and cash tax Committed to continued dividend increases Free cash flow realization ~111%** for the year • • • Positioned to support business over the longer term Committed to strong investment grade credit rating Pension plans remain well-funded • • $ in billions *Excludes Global Financing receivables **Adjusted for the charges associated with enactment of U.S. tax reform ***Reflects adoption of the FASB guidance on restricted cash, Dec 17 recast Cash Flow 4Q18 Yr/Yr FY Net Cash from Operations* $7.3 ($0.4) $15.6 Free Cash Flow* $6.5 ($0.4) $11.9 Selected Uses of Cash Net Capital Expenditures $0.9 $3.7 Acquisitions $0.0 $0.1 Dividends/Share Repurchase $3.5 $10.1 Balance Sheet Dec 18 Dec 17 Cash & Marketable Securities*** $12.2 $12.8 Total Debt $45.8 $46.8 Global Financing Debt $31.2 $31.4 Global Financing Leverage 9.0 9.0 Non-GF Debt $14.6 $15.4

Operating Earnings per Share Drivers – FY17 to FY18 10 0.35 (0.53) 0.30 (0.05) 0.07 13.81 13.66 FY17 Revenue @Actual Pre-Tax Margin Tax Shares Significant Items* (1Q only) FY18 • Full year performance reflects growth in revenue, operating pre-tax income, and operating earnings per share, with margin expansion in the second half * Significant Items includes tax discretes and pre-tax charges as presented in 1Q18 earnings webcast 4Q17 4Q18 5.14 (0.16) 0.11 (0.34) 0.12 4.87 +1% PTI (0.41) Tax 0.35 Operating Leverage

Summary 11 • Full year performance reflects growth in revenue, operating pre-tax income, and operating earnings per share, with solid free cash flow realization - - - - Continued momentum in Global Business Services Strong finish in software Successful IBM Z and Power programs Operating leverage and productivity drove margin expansion • Executing strategic investments and disciplined portfolio management - - IBM + Red Hat creates leading hybrid cloud provider Software and services divestitures improve revenue profile going forward and support shift to higher value • Expect at least $13.90 of operating per share, and approximately $12 billion of free cash flow for 2019

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Supplemental Materials 13 • • • • • • • • • • Currency – Impact on Revenue Growth Divested Businesses – 2019 Implications Strategic Imperatives Revenue Geographic Revenue Segment Revenue & Gross Profit Additional Revenue & Backlog Information Expense Summary Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) • • Key Financial Metrics – FY 2018 Strategic Imperatives & Geographic Revenue – FY 2018 Segment Revenue & Gross Profit – FY 2018 Expense Summary – FY 2018 Retirement–Related Summary Non-GAAP Supplemental Materials • • • • Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

Currency – Impact on Revenue Growth 14 US$B $21.8 Yr/Yr (3%) Revenue As Reported Currency Impact ($0.5) (2 pts) Revenue @ CC (1%) Supplemental Materials Quarterly Averages per US $ 3Q18 Yr/Yr 4Q18 Yr/Yr 1/18/2019 Spot 1Q19 2Q19 3Q19 4Q19 FY19 Euro 0.86 (1%) 0.88 (3%) 0.88 (8%) (5%) (2%) 0% (4%) Pound 0.77 0% 0.78 (3%) 0.77 (8%) (5%) (1%) 0% (3%) Yen111 0% 113 0% 110 (1%) (0%) 2% 3% 1% Revenue Impact, Future @ 1/18/19 Spot(2 pts) (2.3 pts) ~(4 pts) ~(2 pts) (0-1 pts) 0-1 pts (1-2 pts)

Divested Businesses - 2019 Implications

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- Announced divestiture of collaboration and on-premise marketing and commerce software, and Seterus mortgage servicing business
- Improves revenue and profit profile over the longer term
  - 2019 expectations include a headwind to revenue and free cash flow, and minimal impact to profit and earnings per share

	1Q	2Q	3Q	4Q	FY
2018 Revenue Base	**$0.4**	**$0.4**	**$0.4**	**$0.4**	**$1.5**
Select Software (Solutions SW)	0.3	0.3	0.3	0.3	1.3
Seterus (Global Process Svcs)	0.06	0.06	0.05	0.05	0.2

	Revenue Growth	Profit & EPS	Free Cash Flow
2019 Implications *	**~(1 pt)**	**~neutral**	**negative**
Foregone profit		-	-
Stranded costs		-	-
Gain/Loss on Sale		+	not included
Charges to address stranded costs		-	-
Savings from actions		+	+

$ in billions; * assumes divestiture of select software products closes mid-2019, Seterus closes 1Q19

Supplemental Materials

Strategic Imperatives Revenue 16 Excluding IBM Z • Strategic imperatives revenue of $39.8 billion in 2018, half of IBM revenue • Strategic imperatives revenue growth impacted by IBM Z cycle; double-digit growth across analytics, cloud, and security excluding IBM Z • Continued strong growth in cloud revenue delivered as-a-Service • Analytics growth across software and GBS, as clients leverage data for competitive advantage Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Supplemental Materials 4Q18 Yr/Yr Yr/Yr Total Strategic Imperatives $11.5 5% 11% Analytics $6.4 8% 11% Cloud $5.7 6% 19% aaS annual run rate $12.2 21% 21% Mobile $1.2 (7%) (7%) Security $1.4 (3%) 17% Social $0.2 (7%) (7%)

Geographic Revenue 17 • Americas reflects strong growth in Latin America offset by a decline in the US, reflecting IBM Z cycle dynamics • E/ME/A accelerated to 2% growth, led by Germany, UK, Spain, and Italy • Asia Pacific yr/yr performance consistent with 3Q18, with 5% growth in Japan Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 4Q18 Yr/Yr Americas $10.2 (4%) Europe/ME/Africa $7.1 2% Asia Pacific $4.5 (1%)

Segment Revenue & Gross Profit 18 Segment Revenue & Gross Profit Metrics - 4Q18 Cognitive Solutions Global Business Services Technology Services & Cloud Platforms Systems Global Financing Revenue growth rates @CC, $ in billions Supplemental Materials 4Q18 Revenue Yr/Yr 4Q18 GP% Yr/Yr $5.5 2% 79.4% 0.2 pts Solutions Software $3.8 3% Transaction Processing Software $1.6 1% $4.3 6% 27.6% 3.0 pts Consulting $2.0 10% Global Process Services $0.3 5% Application Management $2.0 4% $8.9 Flat 42.3% 1.5 pts Global Technology Services $7.5 (1%) 34.9% 1.5 pts Infrastructure Services $5.8 Flat Technical Support Services $1.7 (3%) Integration Software $1.4 4% 82.1% (1.2 pts) $2.6 (20%) 50.8% (4.9 pts) Systems Hardware $2.2 (23%) 43.6% (7.5 pts) Operating Systems Software $0.4 (3%) 86.2% 1.6 pts $0.4 (9%) 29.1% (0.3 pts)

Additional Revenue & Backlog Information 19 IBM Z (44%) Power 10% Backlog Yr/Yr @Actual (4%) Storage (7%) Growth rates @CC, $ in billions, Services Backlog calculated using December 31 currency spot rates Supplemental Materials 4Q18 Yr/Yr Signings $15.8 21% Services Backlog $116 (1%) 4Q18 Yr/Yr Systems Hardware Revenue $2.2 (23%)

Expense Summary 20 • • • Yr/yr performance reflects operational efficiencies in SG&A and RD&E, mitigated by lower level of IP income Continued to invest in high growth opportunities Currency reflects translation and yr/yr hedging benefits, which mitigate currency impacts through P&L $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions Supplemental Materials B/(W) Currency Acq.* Base** Expense Metrics 4Q18 Yr/Yr SG&A – Operating $4.6 6% 3 pts 0 pts 4 pts RD&E $1.4 1% 1 pts 0 pts 0 pts IP and Custom Development Income ($0.2) (47%) Other (Income)/Expense - Operating ($0.2) NM Interest Expense $0.2 (18%) Operating Expense & Other Income $5.7 5% 5 pts 0 pts 1 pts

Balance Sheet Summary 21 $ in billions *Reflects adoption of the FASB guidance on restricted cash, Dec 17 recast **includes eliminations of inter-company activity Supplemental Materials Dec 18 Dec 17 Cash & Marketable Securities* $12.2 $12.8 Non-GF Assets*, ** $71.7 $74.2 Global Financing Assets* $39.5 $38.3 Total Assets $123.4 $125.4 Other Liabilities $60.6 $60.8 Non-GF Debt** $14.6 $15.4 Global Financing Debt $31.2 $31.4 Total Debt $45.8 $46.8 Total Liabilities $106.5 $107.6 Equity $16.9 $17.7 Global Financing Leverage 9.0 9.0

Cash Flow Summary 22 $ in billions *Reflects adoption of the FASB guidance on restricted cash, 2017 recast Supplemental Materials B/(W) B/(W) FY18Yr/Yr 4Q18 Yr/Yr Net Cash from Operations $4.1 ($1.6) $15.2 ($1.5) Less: Global Financing Receivables ($3.2) ($1.2) ($0.3) ($0.8) Net Cash from Operations (excluding GF Receivables) $7.3 ($0.4) $15.6 ($0.7) Net Capital Expenditures ($0.9) $0.1 ($3.7) ($0.4) Free Cash Flow (excluding GF Receivables) $6.5 ($0.4) $11.9 ($1.1) Acquisitions ($0.0) $0.0 ($0.1) $0.4 Divestitures $0.0 $0.2 $0.0 $0.2 Dividends ($1.4) ($0.0) ($5.7) ($0.2) Share Repurchases (Gross) ($2.0) ($1.4) ($4.4) ($0.1) Non-GF Debt ($2.1) ($1.3) ($0.5) ($1.6) Other (includes GF Net A/R & GF Debt)* ($3.3) ($0.7) ($1.7) ($2.3) Change in Cash & Marketable Securities* ($2.4) ($3.5) ($0.6) ($4.7)

Cash Flow (ASC 230) 23 FY18 FY17 $ in billions *Reflects adoption of the FASB guidance on restricted cash, 4Q17 & FY17 recast Supplemental Materials 4Q18 4Q17 Net Income from Operations $2.0 ($1.1) $8.7 $5.8 Depreciation / Amortization of Intangibles $1.1 $1.1 $4.5 $4.5 Stock-based Compensation $0.1 $0.1 $0.5 $0.5 Working Capital / Other $4.1 $7.5 $1.9 $5.5 Global Financing A/R ($3.2) ($2.0) ($0.3) $0.4 Net Cash provided by Operating Activities $4.1 $5.7 $15.2 $16.7 Capital Expenditures, net of payments & proceeds ($0.9) ($1.0) ($3.7) ($3.3) Divestitures, net of cash transferred $0.0 ($0.2) $0.0 ($0.2) Acquisitions, net of cash acquired ($0.0) ($0.1) ($0.1) ($0.5) Marketable Securities / Other Investments, net* $1.3 ($2.6) ($1.1) ($3.1) Net Cash used in Investing Activities* $0.5 ($3.8) ($4.9) ($7.1) Debt, net of payments & proceeds ($1.1) $1.1 ($0.3) $3.4 Dividends ($1.4) ($1.4) ($5.7) ($5.5) Common Stock Repurchases ($2.0) ($0.7) ($4.4) ($4.3) Common Stock Transactions - Other $0.0 ($0.0) ($0.1) ($0.0) Net Cash used in Financing Activities ($4.6) ($0.9) ($10.5) ($6.4) Effect of Exchange Rate changes on Cash ($0.1) $0.1 ($0.5) $0.9 Net Change in Cash & Cash Equivalents* ($0.1) $1.1 ($0.6) $4.2

Key Financial Metrics – FY 2018 24 B/(W) B/(W) Revenue growth rates @CC, $ in billions except for EPS Supplemental Materials Cash Highlights 4Q18 FY Free Cash Flow (excl. GF Receivables) $6.5 $11.9 Share Repurchase (Gross) $2.0 $4.4 Dividends $1.4 $5.7 Cash Balance @ Dec 31 $12.2 P&L Highlights FY18 Yr/Yr Revenue $79.6 Flat Cognitive Solutions Flat Global Business Services 2% Technology Svcs & Cloud Platforms Flat Systems (2%) GP - Operating $37.3 Flat Expense - Operating $23.6 Flat PTI - Operating $13.7 Flat NI - Operating $12.7 (1%) EPS - Operating $13.81 1% P&L Ratios (Operating) FY18 Yr/Yr GP Margin 46.9% (0.4 pts) Expense E/R 29.6% 0.3 pts PTI Margin 17.3% (0.1 pts) Tax Rate 7.9% (1.1 pts) NI Margin 15.9% (0.3 pts)

Strategic Imperatives & Geographic Revenue – FY 2018 25 Excluding IBM Z Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Supplemental Materials FY18 Yr/Yr Yr/Yr Total Strategic Imperatives $39.8 9% 9% Analytics $21.7 5% 5% Cloud $19.2 12% 15% aaS annual run rate Mobile $5.0 3% 3% Security $4.1 28% 12% Social $0.8 (15%) (15%) FY18 Yr/Yr Geography Revenue Americas $37.0 (1%) Europe/ME/Africa $25.5 1% Asia Pacific $17.1 Flat

Segment Revenue & Gross Profit – FY 2018 26 Revenue growth rates @CC, $ in billions Supplemental Materials Segment Revenue & Gross Profit Metrics - FY18 FY18 Revenue Yr/Yr FY18 GP% Yr/Yr Cognitive Solutions $18.5 Flat 77.5% (1.1 pts) Solutions Software $12.9 Flat Transaction Processing Software $5.6 (2%) Global Business Services $16.8 2% 26.7% 1.7 pts Consulting $7.7 5% Global Process Services $1.3 (1%) Application Management $7.9 (1%) Technology Services & Cloud Platforms $34.5 Flat 40.5% 0.2 pts Global Technology Services $30.0 Flat 34.4% 0.2 pts Infrastructure Services $23.0 1% Technical Support Services $7.0 (3%) Integration Software $4.5 2% 81.3% (0.4 pts) Systems $8.0 (2%) 49.8% (3.4 pts) Systems Hardware $6.4 (2%) 40.7% (3.8 pts) Operating Systems Software $1.7 (2%) 84.5% (1.9 pts) Global Financing $1.6 (7%) 29.1% (0.2 pts)

Expense Summary – FY 2018 27 $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions Supplemental Materials B/(W) Currency Acq.* Base** Expense Metrics FY18 Yr/Yr SG&A – Operating $18.9 1% 0 pts 0 pts 2 pts RD&E $5.4 4% 0 pts 0 pts 4 pts IP and Custom Development Income ($1.0) (30%) Other (Income)/Expense - Operating ($0.4) 65% Interest Expense $0.7 (18%) Operating Expense & Other Income $23.6 Flat 0 pts 0 pts 0 pts

Retirement-Related Summary 28 Expected 2019 Key Assumptions and Metrics 2017 2018 2019 Cost and Contributions 2018 Funded Status at Year-end* Operating Cost $1.5 $1.5 US 104% 104% Non-operating Cost** $1.6 $0.6 WW 100% 99% Total Cost $3.1 $2.0 D i s cou n t Ra t e a t Yea r-en d Contributions*** $2.3 $2.4 US 3.4% 4.1% WW 2.6% 3.0% Expected ROA at Prior Year-end US 5.8% 5.3% 5.3% WW 4.9% 4.5% 4.9% Actual ROA US 9.6% (1.8%) WW 8.3% (1.9%) $ in billions *Tax Qualified Defined Benefit Plans **2019 non-operating cost reflects ~$900 million reduction due to change in amortization period for actuarial losses in US defined benefit pension plans; no changes to operating results or free cash flow; will reduce FCF realization as a percent of GAAP net income ***includes cash and non-cash contributions Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 29 2019 Expectations GAAP Diluted EPS at least $12.45 Operating EPS (Non-GAAP) at least $13.90 Adjustments Acquisition-Related Charges* $0.91 Non-Operating Retirement-Related Items $0.45 Tax Reform Enactment Impacts $0.09 *Includes acquisitions as of December 31, 2018, and pre-closing charges such as financing costs, associated with the Red Hat acquisition The above reconciles the Non-GAAP financial information contained in the “Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 4Q & FY 2018 30 The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” and “Strategic Imperatives & Geographic Revenue – FY 2018” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 4Q18 Yr/Yr GAAP@CC FY18 Yr/Yr GAAP@CC Americas (5%) (4%) (2%) (1%) Europe/ME/Africa(1%) 2% 4% 1% Asia Pacific (3%) (1%) Flat Flat Japan 6% 5% 3% 1%

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 4Q & FY 2018 31 The above reconciles the Non-GAAP financial information contained in the “Strategic Imperatives Revenue” and “Strategic Imperatives and Geographic Revenue – FY 2018” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 4Q18 Yr/Yr GAAP@CC FY18 Yr/Yr GAAP@CC Strategic Imperatives 3% 5% 9% 9% Analytics 6% 8% 5% 5% Cloud 3% 6% 12% 12% aaS annual run rate 18% 21% Mobile (9%) (7%) 4% 3% Security(4%) (3%) 29% 28% Social(8%) (7%) (14%) (15%)

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 4Q & FY 2018 32 The above reconciles the Non-GAAP financial information contained in the “Strategic Imperatives Revenue” and “Strategic Imperatives and Geographic Revenue – FY 2018” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials Excluding IBM Z 4Q18 Yr/Yr GAAP@CC Excluding IBM Z FY18 Yr/Yr GAAP@CC Strategic Imperatives9% 11% 9% 9% Analytics 9% 11% 6% 5% Cloud 15% 19% 16% 15% aaS annual run rate 18% 21% Mobile (9%) (7%) 4% 3% Security15% 17% 13% 12% Social(8%) (7%) (14%) (15%)

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Non-GAAP Supplemental Materials

Reconciliation of Revenue Growth - 4Q 2018

	4Q18 Yr/Yr	
	GAAP	@CC
Cognitive Solutions	**Flat**	**2%**
Solutions Software	1%	3%
Transaction Processing Software	(1%)	1%
Strategic Imperatives	7%	9%
Cloud	4%	5%
Global Business Services	**4%**	**6%**
Consulting	7%	10%
Global Process Services	2%	5%
Application Management	1%	4%
Strategic Imperatives	11%	14%
Cloud	30%	34%

	4Q18 Yr/Yr	
	GAAP	@CC
Tech Svcs & Cloud Platforms	**(3%)**	**Flat**
Global Technology Services	(4%)	(1%)
Infrastructure Services	(3%)	Flat
Technical Support Services	(6%)	(3%)
Integration Software	2%	4%
Strategic Imperatives	10%	13%
Cloud	19%	22%
Systems	**(21%)**	**(20%)**
Systems Hardware	(24%)	(23%)
IBM Z	(45%)	(44%)
Power	9%	10%
Storage	(8%)	(7%)
Operating Systems Software	(4%)	(3%)
Strategic Imperatives	(23%)	(22%)
Cloud	(32%)	(31%)
Global Financing	**(11%)**	**(9%)**

The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, and “Systems Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - FY 2018 FY18 Yr/Yr GAAP @CC 34 C og nitiv e S ol utions Fl a t Fl a t Solutions Software 1% Flat Transaction Processing Software (1%) (2%) G l ob a l Bus ines s S er v ices 3% 2 % Consulting 6% 5% Global Process Services Flat (1%) Application Management Flat (1%) T echnol og y S er v ices & C l oud Pl a tf or m s 1 % Fl a t Global Technology Services Flat Flat Infrastructure Services 1% 1% Technical Support Services (3%) (3%) Integration Software 2% 2% System s (2%) (2%) Systems Hardware (2%) (2%) Operating Systems Software (2%) (2%) Gl obal Financing (6%) (7%) The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit – FY 2018” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 4Q 2018 35 4Q18 Yr/Yr GAAP @CC Total Services Revenue (1%) 2% Total Software Revenue Flat 2% The above reconciles the Non-GAAP financial information contained in the “4Q18 Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 4Q & FY 2018 36 4Q18 FY18 The above reconciles the Non-GAAP financial information contained in the “Expense Summary” and “ Expense Summary – FY 2018” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials Non-GAAPOperating GAAPAdjustments (Non-GAAP) Non-GAAPOperating GAAPAdjustments (Non-GAAP) SG&A Currency 3 pts 0 pts 3 pts 0 pts 0 pts 0 pts Acquisitions 0 pts 0 pts 0 pts 0 pts 0 pts 0 pts Base * 4 pts 0 pts 4 pts 2 pts 0 pts 2 pts RD &E Currency 1 pts 0 pts 1 pts 0 pts 0 pts 0 pts Acquisitions 0 pts 0 pts 0 pts 0 pts 0 pts 0 pts Base * 0 pts 0 pts 0 pts 4 pts 0 pts 4 pts Oper ating Expense & Other Incom e Currency 4 pts 0 pts 5 pts 0 pts 0 pts 0 pts Acquisitions 0 pts 0 pts 0 pts 0 pts 0 pts 0 pts Base* 1 pts 0 pts 1 pts 0 pts 1 pts 0 pts

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization - FY 2018 37 FY Excluding Tax Reform* FY Free Cash Flow Realization 136% ~111% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 22, 2019 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

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